Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Berkshire Partners LLC

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/19/2025

Designated Filer:	Berkshire Partners LLC

Signature:

Berkshire Partners LLC

By: BPSP, L.P., its managing member
By: Berkshire Partners Holdings LLC, its general partner

/s/ Sharlyn C. Musslewhite
Name: Sharlyn C. Musslewhite
Title: Managing Director

5/21/2025
Date

Joint Filer Information

Name of Joint Filer:	Berkshire Fund VIII-A, L.P.

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/19/2025

Designated Filer:	Berkshire Partners LLC

Signature:

Berkshire Fund VIII-A, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/ Sharlyn C. Musslewhite
Name: Sharlyn C. Musslewhite
Title: Managing Director

5/21/2025
Date

Joint Filer Information

Name of Joint Filer:	Berkshire Fund VIII, L.P.

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/19/2025

Designated Filer:	Berkshire Partners LLC

Signature:

Berkshire Fund VIII, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/ Sharlyn C. Musslewhite
Name: Sharlyn C. Musslewhite
Title: Managing Director

5/21/2025
Date

Joint Filer Information

Name of Joint Filer:	Berkshire Investors III LLC

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/19/2025

Designated Filer:	Berkshire Partners LLC

Signature:

Berkshire Investors III LLC

/s/ Sharlyn C. Musslewhite
Name: Sharlyn C. Musslewhite
Title: Managing Director

5/21/2025
Date

Joint Filer Information

Name of Joint Filer:	Berkshire Investors IV LLC

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/19/2025

Designated Filer:	Berkshire Partners LLC

Signature:

Berkshire Investors IV LLC

/s/ Sharlyn C. Musslewhite
Name: Sharlyn C. Musslewhite
Title: Managing Director

5/21/2025
Date

Joint Filer Information

Name of Joint Filer:	Eighth Berkshire Associates LLC

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/19/2025

Designated Filer:	Berkshire Partners LLC

Signature:

Eighth Berkshire Associates LLC

/s/ Sharlyn C. Musslewhite
Name: Sharlyn C. Musslewhite
Title: Managing Director

5/21/2025
Date

Joint Filer Information

Name of Joint Filer:	Berkshire Partners Holdings LLC

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/19/2025

Designated Filer:	Berkshire Partners LLC

Signature:

Berkshire Partners Holdings LLC

/s/ Sharlyn C. Musslewhite
Name: Sharlyn C. Musslewhite
Title: Managing Director

5/21/2025
Date

Joint Filer Information

Name of Joint Filer:	BPSP, L.P.

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Event Earliest Transaction
(Month/Day/Year):	5/19/2025

Designated Filer:	Berkshire Partners LLC

Signature:

BPSP, L.P.
By: Berkshire Partners Holdings LLC, its general partner

/s/ Sharlyn C. Musslewhite
Name: Sharlyn C. Musslewhite
Title: Managing Director

5/21/2025
Date

Joint Filer Information

Name of Joint Filer:	Joshua Adam Lutzker

Address of Joint Filer:	C/O Portillo’s Inc.
Suite 400
2001 Spring Road
Oak Brook, IL 60523

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Event Earliest Transaction
(Month/Day/Year):	5/19/2025

Designated Filer:	Berkshire Partners LLC

Signature:

Joshua Adam Lutzker
By: Joshua Adam Lutzker

/s/ Joshua Adam Lutzker
Name: Joshua Adam Lutzker

5/21/2025
Date